UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 15, 2018

ReWalk Robotics Ltd.

(Exact name of registrant as specified in its charter)

Israel	001-36612	Not applicable
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Hatnufa St., Floor 6, Yokneam Ilit, Israel	2069203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: +972.4.959.0123

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 2.02 Results of Operations and Financial Condition.

ReWalk Robotics Ltd.’s (“ReWalk” or the “Company”) preliminary results of operations for the three and nine months ended September 30, 2018 are below.

The Company’s unaudited consolidated condensed financial statements for the three and nine months ended September 30, 2018 are not yet available. The financial and operational results the Company presents below are therefore preliminary and subject to the completion of the Company’s financial closing procedures and any adjustments that may result from the completion of the quarterly review of the Company’s unaudited consolidated condensed financial statements.

The Company’s revenues were approximately $1.6 million and $5.0 million for the three and nine months ended September 30, 2018, respectively, compared to revenues of $1.7 million and $6.2 million for the three and nine months ended September 30, 2017, respectively. The Company derived approximately 65% of its revenues from the United States for the nine months ended September 30, 2018, compared to 68% for the nine months ended September 30, 2017. The Company derived approximately 32% of its revenues from Europe for the nine months ended September 30, 2018, compared to 32% for the nine months ended September 30, 2017. The remaining 3% in revenues originated in Africa, Latin America and Asia Pacific for the nine months ended September 30, 2018. The Company placed 22 and 66 units during the three and nine months ended September 30, 2018, respectively, compared to 16 and 84 units during the three and nine months ended September 30, 2017, respectively. During the three and nine months ended September 30, 2018, 12 and 26 unit placements were covered by insurance, respectively, compared to seven and 34 units covered by insurance, respectively, during the three and nine months ended September 30, 2017. As of September 30, 2018, there were 226 pending insurance claims relating to coverage for ReWalk, compared to 218 as of September 30, 2017. As of September 30, 2018, the Company had placed 118 units in use at rehabilitation centers and 381 personal units in a home or community use since inception, including 19 units as part of its coverage policy with the Veterans’ Administration.

The Company’s cash and cash equivalents were approximately $5.2 million as of September 30, 2018, compared to $14.6 million as of December 31, 2017 and $12.9 million as of September 30, 2017. Additionally, as of September 30, 2018, the Company’s long-term debt, including current maturities, was approximately $12.3 million, following the deferral until October 2, 2018 of $0.5 million in principal and interest payments under the loan agreement, dated December 30, 2015, between the Company and Kreos Capital V (Expert Fund) Limited (“Kreos V”) and the related senior secured convertible promissory note, dated June 9, 2017, with Kreos V.

The Company’s independent registered public accounting firm has not audited, reviewed or performed any procedures with respect to these preliminary results and, accordingly, does not express an opinion or any other form of assurance about them. These preliminary results may differ materially from the actual results that will be reflected in the Company’s unaudited consolidated condensed financial statements for the three and nine months ended September 30, 2018 when they are completed.

Forward-Looking Statements

In addition to historical information, this Current Report on Form 8-K (this “Report”) contains forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995, Section 27A of the U.S. Securities Act of 1933, and Section 21E of the U.S. Securities Exchange Act of 1934. Such forward-looking statements may include projections regarding ReWalk’s future performance and, in some cases, may be identified by words like “anticipate,” “assume,” “believe,” “continue,” “could,” “estimate,” “expect,” “intend,” “may,” “plan,” “potential,” “predict,” “project,” “future,” “will,” “should,” “would,” “seek” and similar terms or phrases. The forward-looking statements contained in this Report are based on management’s current expectations, which are subject to uncertainty, risks and changes in circumstances that are difficult to predict and many of which are outside of ReWalk’s control. Important factors that could cause ReWalk’s actual results to differ materially from those indicated in the forward-looking statements include, among others: ReWalk’s expectations regarding future growth, including its ability to increase sales in its existing geographic markets, and to expand to new markets and achieve its planned expense reductions; the conclusion of ReWalk’s management and the previous opinion of ReWalk’s auditors, that there are substantial doubts as to ReWalk’s ability to continue as a going concern; ReWalk’s ability to maintain and grow its reputation and the market acceptance of its products; ReWalk’s ability to achieve reimbursement from third-party payors for its products; ReWalk’s expectations as to its clinical research program and clinical results; ReWalk’s expectations as to the results of, and the Food and Drug Administration’s potential regulatory developments with respect to, ReWalk’s mandatory post-market 522 surveillance study; the outcome of ongoing shareholder class action litigation relating to ReWalk’s initial public offering;  ReWalk’s ability to repay its secured indebtedness; ReWalk’s ability to improve its products and develop new products; ReWalk’s ability to maintain adequate protection of its intellectual property and to avoid violation of the intellectual property rights of others; ReWalk’s ability to gain and maintain regulatory approvals; ReWalk’s ability to secure capital from its equity and debt financings in light of limitations under its Form S-3, the price range of its ordinary shares and conditions in the financial markets, and the risk that such financings may dilute ReWalk’s shareholders or restrict its business; ReWalk’s ability to use effectively the proceeds of offerings of securities; ReWalk’s ability to maintain relationships with existing customers and develop relationships with new customers; the impact of the market price of ReWalk’s ordinary shares on the determination of whether ReWalk is a passive foreign investment company; ReWalk’s ability to maintain compliance with the continued listing requirements of the Nasdaq Capital Market and the risk that its ordinary shares will be delisted if it cannot do so; ReWalk’s compliance with medical device reporting regulations to report adverse events involving its products and the potential impact of such adverse events on ReWalk’s ability to market and sell its products; the risk of substantial dilution resulting from the issuance to Timwell; the significant voting power and de facto voting control Timwell may acquire upon additional issuances, if any, to Timwell; the risk that the remaining Timwell issuances, if any, will fail to close and the China joint venture will not form, and the resulting effect on the Company’s liquidity and financial condition; and other factors discussed under the heading “Risk Factors” in ReWalk’s Annual Report on Form 10-K for the fiscal year ended December 31, 2017 filed with the Securities and Exchange Commission and other documents subsequently filed with or furnished to the SEC. Any forward-looking statement made in this Report speaks only as of the date hereof. Factors or events that could cause ReWalk’s actual results to differ from the statements contained herein may emerge from time to time, and it is not possible for ReWalk to predict all of them. Except as required by law, ReWalk undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ReWalk Robotics Ltd.

By:	/s/ Ori Gon
Name:	Ori Gon
Title:	Chief Financial Officer

Dated: October 15, 2018